UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2021

MALACCA STRAITS ACQUISITION COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 601-2

St. George's Building

2 Ice House Street

Central, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +852 21060888

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	MLACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	MLAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	MLACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on March 22, 2021, Malacca Straits Acquisition Company Limited (Nasdaq: MLACU, MLAC and MLACW), a special purpose acquisition company organized under the laws of the Cayman Islands (“Malacca Straits”) entered into a definitive Business Combination Agreement (the “Business Combination Agreement”), with PT Asia Vision Network, an Indonesian limited liability company (“AVN”) and indirect 99.99% owned subsidiary of PT MNC Vision Networks TBK, an Indonesian public limited liability company.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation (the “Investor Presentation”) that will be used by Malacca Straits, in connection with the transactions contemplated by the Business Combination Agreement.

Attached as Exhibit 99.2 to the Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the script (the “Script”) that will be used by Malacca Straits to discuss the transactions contemplated by the Business Combination Agreement.

The Investor Presentation and the Script are intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On July 13, 2021, AVN issued a press release announcing that it had posted the Script to its website (the “Press Release”). A copy of the Press Release is filed herewith as Exhibit 99.3 to this Current Report on Form 8-K.

Forward Looking Statements

This report contains, and certain oral statements made by representatives of Malacca Straits and AVN and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Malacca Straits’ and AVN’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Malacca Straits’ and AVN’s expectations with respect to future performance of AVN, anticipated financial impacts of the proposed transaction (the “Transaction”), the anticipated addressable market for AVN, the satisfaction of the closing conditions to the Transaction, the pre-money valuation of AVN (which is subject to certain inputs that may change prior to the closing of the Transaction and is subject to adjustment after the closing of the Transaction), and the timing of the closing of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Malacca Straits and AVN and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the inability to consummate the Transaction, including due to failure to obtain approval of the shareholders of Malacca Straits or other conditions to the closing in the Business Combination Agreement; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transaction; (4) the inability to obtain the listing of AVN’s securities on Nasdaq following the Transaction; (5) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (6) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of AVN to grow and manage growth economically and hire and retain key employees; (7) costs related to the Transaction; (8) changes in applicable laws or regulations; (9) the effect of the COVID-19 pandemic on Malacca Straits or AVN and their ability to consummate the Transaction; (10) the possibility that Malacca Straits or AVN may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties to be identified in the registration/proxy statement (when available) relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the Securities and Exchange Commission (“SEC”) made by Malacca Straits or AVN. Malacca Straits and AVN caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Malacca Straits or AVN undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

No Offer or Solicitation

This report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the Transaction will be completed, nor can there be any assurance, if the Transaction is completed, that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

The Investor Presentation, Script and Press Release have been prepared for use by Malacca Straits and AVN in connection with the Transaction. The information therein does not purport to be all-inclusive. The information therein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Malacca Straits derived entirely from Malacca Straits and all information relating to the business, past performance, results of operations and financial condition of AVN derived entirely from AVN. No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of the Investor Presentation, Script or Press Release. To the fullest extent permitted by law in no circumstances will Malacca Straits or AVN, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of the Investor Presentation, Script or Press Release, their contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of AVN has been derived, directly or indirectly, exclusively from AVN and has not been independently verified by Malacca Straits. Neither the independent auditors of Malacca Straits nor the independent auditors of or AVN audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in the Investor Presentation, Script and Press Release, and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of the Investor Presentation, Script and Press Release.

Important Information about the Transaction and Where to Find It

In connection with the Transaction, Malacca Straits and AVN will file relevant materials with the SEC, including a Form F-4 registration statement to be filed by AVN (the “F-4”), which will include a prospectus with respect to AVN’s securities to be issued in connection with the proposed business combination and a proxy statement (the “Proxy Statement”) with respect to Malacca Straits’ shareholder meeting at which Malacca Straits’ shareholders will be asked to vote on the proposed Business Combination and related matters. MALACCA STRAITS’ SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE F-4 AND THE AMENDMENTS THERETO AND OTHER INFORMATION FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT MALACCA STRAITS, AVN AND THE TRANSACTION. When available, the Proxy Statement contained in the F-4 and other relevant materials for the Transaction will be mailed to shareholders of Malacca Straits as of a record date to be established for voting on the proposed business combination and related matters. The preliminary F-4 and Proxy Statement, the final F-4 and definitive Proxy Statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by Malacca Straits with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Malacca Straits at Unit 601-2, St. George’s Building, 2 Ice House Street, Central, Hong Kong. Information filed with the SEC is also available on the SEC’s website at www.sec.gov.

Participants in the Solicitation

Malacca Straits and AVN and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Malacca Straits ordinary shares in respect of the proposed business combination. Malacca Straits shareholders and other interested persons may obtain more detailed information regarding the names and interests in the Transaction of Malacca Straits’ directors and officers in Malacca Straits’ and AVN’s filings with the SEC, including when filed, the F-4 and the Proxy Statement. These documents can be obtained free of charge from the sources indicated above.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor Presentation, dated July 2021

99.2	Script, dated July 14, 2021

99.3	Press Release, dated July 13, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALACCA STRAITS ACQUISITION COMPANY LIMITED

	By:	/s/ Kenneth Ng
Name: Kenneth Ng
Title: Chief Executive Officer (Principal Executive Officer)

Dated: July 13, 2021

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